EXHIBIT 99.1
                                                                    ------------

                                                       One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel  650/312.2000
                                                       franklintempleton.com
[LOGO OMITTED]
--------------------------------------------------------------------------------
Contact:    Franklin Resources, Inc.
            Investor Relations: Greta Gahl (650) 312-4091
            Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES THIRD QUARTER RESULTS


SAN MATEO, CA, JULY 28, 2005 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $261.9 million, or $1.00 per share diluted on revenues of $1,109.7 million for the quarter ended June 30, 2005. In the quarter ended March 31, 2005, net income was $221.3 million, or $0.85 per share diluted, on revenues of $1,051.2 million. For the quarter ended June 30, 2004, net income was $173.9 million, or $0.67 per share diluted on revenues of $867.8 million. Operating income increased 27% this quarter over the prior quarter and increased 44% over the same quarter in the prior year.

As of June 30, 2005, assets under management by the company's subsidiaries were $425.4 billion, as compared to $412.1 billion as of the end of last quarter and $350.8 billion at the end of the third quarter last year. Simple monthly average assets under management during the current quarter were $416.0 billion compared to $407.4 billion in the preceding quarter and $347.8 billion in the same quarter a year ago. Equity assets comprised 57% of total assets under management consistent with the last quarter and compared to 56% at June 30, 2004. Fixed-income assets comprised 24% of total assets under management consistent with the last quarter and compared to 27% at the same time last year. As of June 30, 2005, hybrid assets accounted for 17% of total assets under management consistent with the last quarter and compared to 16% at June 30, 2004. Sales exceeded redemptions by $7.7 billion for the current quarter compared to $11.5 billion for the prior quarter and $2.0 billion for the comparable quarter a year ago.

FISCAL THIRD QUARTER 2005 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1,/2
(See important footnotes in "Supplemental Information" section at the end of the release.)

* Over 85% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/4
* More than 95% of Franklin Templeton's fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/5
* Over 80% of Franklin Templeton's equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three, five- and 10-year periods ended June 30, 2005. /3,/6
* 100% of Mutual Series equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/7
* Franklin Income Fund, the company's largest fund with over $35 billion in assets as of June 30, 2005, ranked in the top quintile of the LIPPER Income Funds peer group for total return among 237, 150, 93 and 25 funds for the one-, three-, five- and 10-year periods. /3,/8 The fund also received LIPPER Leader awards for Total Return, Consistent Return and Preservation, and was rated 5 stars overall by MORNINGSTAR among 243 Conservative Allocation funds as of June 30, 2005. /16,/17
*    Templeton  Growth  Fund  ranked  in the  top  third  of the  LIPPER  Global
     Large-Cap Value Funds peer group for total return among 21, 21, 16 and 4 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/9 The fund received a LIPPER Leader award for Preservation, and was rated 4 stars overall by Morningstar among 293 World Stock funds as of June 30, 2005. /16,/17
* Mutual Shares Fund ranked in the top third of the LIPPER Multi-Cap Value Funds peer group for total return among 467, 361, 237 and 89 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/10 The fund received a LIPPER Leader award for Preservation, and was rated 4 stars overall by MORNINGSTAR among 828 Large Value funds as of June 30, 2005. /16,/17
* Mutual Discovery Fund ranked in the top two quartiles of the LIPPER Global Multi-Cap Value Funds peer group for total return among 49, 44, 27 and 12 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/11 The fund received LIPPER Leader awards for Consistent Return and Preservation, and was rated 5 stars overall by MORNINGSTAR among 293 World Stock funds as of June 30, 2005. /16,/17
* Templeton Global Bond Fund ranked in the top quintile of the LIPPER Global Income Funds peer group for total return among 93, 84, 64 and 35 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/12 The fund received LIPPER Leader awards for Total Return and Consistent Return, and was rated 4 stars overall by MORNINGSTAR among 123 World Bond funds as of June 30, 2005. /16,/17
* Templeton World Fund ranked in the top two quartiles of the LIPPER Global Multi-Cap Core Funds peer group for total return among 61, 50, 37 and 11 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/13 The fund received LIPPER Leader awards for Total Return and Consistent Return, and was rated 4 stars overall by MORNINGSTAR among 293 World Stock funds as of June 30, 2005. /16,/17
* Franklin Federal Tax-Free Income Fund ranked in the top third of the LIPPER General Municipal Debt Funds peer group for total return among 281, 257, 225 and 146 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/14 The fund received LIPPER Leader awards for Total Return and Consistent Return, and was rated 4 stars overall by MORNINGSTAR among 245 Muni National Long funds as of June 30, 2005. /16,/17
* Franklin High-Yield Tax-Free Income Fund ranked in the top third of the LIPPER High Yield Municipal Debt Funds peer group for total return among 78, 71, 67 and 32 funds for the one-, three-, five- and 10-year periods ended June 30, 2005. /3,/15 The fund received a LIPPER Leader award for Preservation, and was rated 4 stars overall by MORNINGSTAR among 75 High Yield Muni funds as of June 30, 2005. /16,/17
* Launched two new U.S. retail funds. Templeton Income Fund, an income-oriented fund designed to capitalize on opportunities offered by global equity and global fixed income markets, will be jointly managed by the Templeton Global Equity and Franklin Templeton Fixed Income teams. Franklin Mid Cap Value Fund, managed by the longstanding value equity team led by Bill Lippman, rounds out Franklin's market cap-specific value lineup.
* Launched two new Franklin Templeton Variable Insurance Product Trust (FTVIPT) funds, the FTVIPT Franklin Flex Cap Growth Securities Fund and the FTVIPT Franklin Large Cap Value Securities Fund.
* Franklin Templeton Portfolio Advisors, Inc. introduced a Multi Cap Growth portfolio and a Mid Cap Growth portfolio for managed account investors.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE QUOTED. PLEASE CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM FOR MOST RECENT MONTH-END PERFORMANCE.

GLOBAL BUSINESS DEVELOPMENTS

* Franklin Value Group, a $50 billion umbrella for the firm's Franklin and Mutual Series value investment products, was formed. It is led by Bill Lippman and Peter Langerman.
* Total Societes d'Investissement a Capital Variable (SICAV) assets under management exceeded $31 billion during the quarter.
* Assets under management in Belgium, Netherlands and Luxembourg (part of the company's European region) crossed the $1 billion mark.
* Two new SICAV funds, Templeton Global Income Fund and Templeton Global Equity Income Fund, were launched.
* The Franklin Templeton Investments Japan-based equity team began sub-advising the Hong Kong-domiciled Franklin Templeton MPF Japan Fund, the only fund with a Japan mandate managed by a local investment team in Japan.
* Internal research shows over 24% of U.S. retail financial advisors selling Franklin Templeton funds sell three or more asset classes, an increase from approximately 11% and 22% for the first and second fiscal quarters in 2005, respectively.
* Franklin Templeton received the 2005 ASIANINVESTOR Achievement Award for 5-year risk-adjusted performance in the Global Fixed Income (unhedged) category. Fiduciary Trust received the same award for 3-year risk-adjusted performance.
* FINANZtest, a German publication, named Franklin Templeton the best investment company in Germany out of 32 fund management companies based on fund performance and transparency of fund information.
* Completed the initial offering of Franklin Sealand China Income Fund raising the equivalent of approximately $82 million from investors.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except per share data)                 THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                         JUNE 30                             JUNE 30
                                                            ------------------------------------------------------------------------
                                                                                        %                                    %
                                                                2005        2004      CHANGE       2005         2004       CHANGE
                                                                ----        ----      ------       ----         ----       ------
OPERATING REVENUES
Investment management fees                                    $642,034    $505,409       27%    $1,801,191   $1,459,512       23%
Underwriting and distribution fees                             386,950     282,852       37%     1,104,669      857,458       29%
Shareholder servicing fees                                      64,609      60,582        7%       192,088      183,644        5%
Consolidated sponsored investment products income,
   net                                                           1,306       1,136       15%         3,282        2,645       24%
Other, net                                                      14,835      17,836     (17%)        45,707       53,217     (14%)
                                                          --------------------------------------------------------------------------
TOTAL OPERATING REVENUES                                     1,109,734     867,815       28%     3,146,937    2,556,476       23%
                                                          --------------------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution                                  359,657     252,250       43%     1,018,455      769,035       32%
Compensation and benefits                                      232,971     193,532       20%       662,387      579,875       14%
Information systems, technology and occupancy                   73,253      67,464        9%       209,866      205,525        2%
Advertising and promotion                                       36,845      31,139       18%        94,061       84,306       12%
Amortization of deferred sales commissions                      29,361      24,688       19%        91,356       72,133       27%
Amortization of intangible assets                                4,348       4,398        1%        13,108       13,201      (1%)
Provision for governmental investigations, proceedings
   and actions                                                 (8,385)      21,500       N/A        33,658       81,500     (59%)
September 11, 2001 recovery, net                                    --          --        --            --     (30,277)    (100%)
Other                                                           35,205      31,858       11%       104,202       92,122       13%
                                                          --------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       763,255     626,829       22%     2,227,093    1,867,420       19%
                                                          --------------------------------------------------------------------------
OPERATING INCOME                                               346,479     240,986       44%       919,844      689,056       33%
                                                          --------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
   gains/(losses), net                                           4,402     (3,463)       N/A        19,013        6,356      199%
Investment and other income                                     21,849      14,300       53%        87,814       59,437       48%
Interest expense                                               (9,017)     (7,832)       15%      (25,245)     (22,742)       11%
                                                          --------------------------------------------------------------------------
OTHER INCOME, NET                                               17,234       3,005      474%        81,582       43,051       90%
                                                          --------------------------------------------------------------------------

Income before taxes on income and cumulative effect
   of an accounting change                                     363,713     243,991       49%     1,001,426      732,107       37%
Taxes on income                                                101,840      70,095       45%       278,290      217,903       28%
                                                          --------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF AN ACCOUNTING
   CHANGE, NET OF TAX                                          261,873     173,896       51%       723,136      514,204       41%
Cumulative effect of an accounting change, net of tax               --          --        --            --        4,779    (100%)
                                                            ------------------------------------------------------------------------
NET INCOME                                                    $261,873    $173,896       51%      $723,136     $518,983       39%
                                                            ========================================================================

BASIC EARNINGS PER SHARE
Income before cumulative effect of an accounting
   change                                                        $1.04       $0.70       49%         $2.89        $2.06       40%
Cumulative effect of an accounting change                           --          --        --            --         0.02    (100%)
                                                            ------------------------------------------------------------------------
Net income                                                       $1.04       $0.70       49%         $2.89        $2.08       39%
                                                            ========================================================================

DILUTED EARNINGS PER SHARE /1
Income before cumulative effect of an accounting
   change                                                        $1.00       $0.67       49%         $2.78        $2.00       39%
Cumulative effect of an accounting change                           --          --        --            --         0.02    (100%)
                                                            ------------------------------------------------------------------------
Net income                                                       $1.00       $0.67       49%         $2.78        $2.02       38%
                                                            ========================================================================

DIVIDENDS PER SHARE                                             $0.100      $0.085       18%        $0.300       $0.255       18%
SPECIAL CASH DIVIDEND                                               --          --        --        $2.000           --       N/A


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
                                                                    THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                          JUNE 30                           JUNE 30
                                                             ---------------------------------------------------------------------
                                                                                        %                                  %
                                                                 2005       2004      CHANGE      2005         2004      CHANGE
                                                                 ----       ----      ------      ----         ----      ------

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                                       250,730    249,802       --      250,417     249,032        1%
     Diluted /1                                                  263,175    261,325       1%      262,662     260,453        1%

OPERATING MARGIN /2                                                  31%        28%      11%          29%         27%        7%
ASSETS UNDER MANAGEMENT (in millions)
Beginning of period                                             $412,057   $351,642      17%     $361,860    $301,857       20%
       Sales                                                      29,717     23,822      25%       91,015      73,483       24%
       Reinvested distributions                                    1,900      1,224      55%        7,269       4,044       80%
       Redemptions                                              (22,013)   (21,846)       1%     (63,023)    (57,649)        9%
       Distributions                                             (2,417)    (1,730)      40%      (9,216)     (5,768)       60%
       Acquisitions                                                   --         --       --           83         878     (91%)
       (Depreciation)/appreciation                                 6,159    (2,337)      N/A       37,415      33,930       10%
END OF PERIOD                                                   $425,403   $350,775      21%     $425,403    $350,775       21%
SIMPLE MONTHLY AVERAGE FOR PERIOD                               $416,001   $347,793      20%     $400,340    $336,072       19%


     /1 Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share."

     /2 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
Per share data)                                                                  THREE MONTHS ENDED
                                                    ------------------------------------------------------------------------------
                                                      30-JUN-05   31-MAR-05     % CHANGE    31-DEC-04     30-SEP-04     30-JUN-04
                                                    ----------- -----------     --------  -----------    ----------    ----------
OPERATING REVENUES
Investment management fees                             $642,034    $592,674           8%     $566,483      $511,116      $505,409
Underwriting and distribution fees                      386,950     377,341           3%      340,378       293,464       282,852
Shareholder servicing fees                               64,609      64,312           --       63,167        60,419        60,582
Consolidated sponsored investment products
  income, net                                             1,306       1,361         (4%)          615           874         1,136
Other, net                                               14,835      15,493         (4%)       15,379        15,859        17,836
                                                    ------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                              1,109,734   1,051,181           6%      986,022       881,732       867,815
                                                    ------------------------------------------------------------------------------
OPERATING EXPENSES
Underwriting and distribution                           359,657     347,376           4%      311,422       266,076       252,250
Compensation and benefits                               232,971     217,909           7%      211,507       189,563       193,532
Information systems, technology and
  occupancy                                              73,253      69,808           5%       66,805        68,015        67,464
Advertising and promotion                                36,845      31,108          18%       26,108        27,711        31,139
Amortization of deferred sales commissions               29,361      30,617         (4%)       31,378        26,760        24,688
Amortization of intangible assets                         4,348       4,349           --        4,411         4,403         4,398
Provision for governmental investigations,
  proceedings and actions                               (8,385)      42,043          N/A           --        23,500        21,500
September 11, 2001 recovery, net                             --          --           --           --            --            --
Other                                                    35,205      34,690           1%       34,307        33,935        31,858
                                                    ------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                763,255     777,900         (2%)      685,938       639,963       626,829
                                                    ------------------------------------------------------------------------------

OPERATING INCOME                                        346,479     273,281          27%      300,084       241,769       240,986
                                                    ------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Consolidated sponsored investment products
  (losses) gains, net                                     4,402     (1,552)          N/A       16,163       (2,963)       (3,463)
Investment and other income                              21,849      38,576        (43%)       27,389        30,869        14,300
Interest expense                                        (9,017)     (8,241)           9%      (7,987)       (7,916)       (7,832)
                                                    ------------------------------------------------------------------------------
OTHER INCOME, NET                                        17,234      28,783        (40%)       35,565        19,990         3,005
                                                    ------------------------------------------------------------------------------
Income before taxes                                     363,713     302,064          20%      335,649       261,759       243,991
Taxes on income                                         101,840      80,790          26%       95,660        74,078        70,095
                                                    ------------------------------------------------------------------------------
NET INCOME                                             $261,873    $221,274          18%     $239,989      $187,681      $173,896
                                                    ==============================================================================

BASIC EARNINGS PER SHARE                                  $1.04       $0.88          18%        $0.96         $0.75         $0.70
DILUTED EARNINGS PER SHARE /3                              1.00        0.85          18%         0.92          0.73          0.67

DIVIDENDS PER SHARE                                      $0.100      $0.100           --       $0.100        $0.085        $0.085
SPECIAL CASH DIVIDEND                                        --       2.000       (100%)           --            --            --

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                              250,730     250,299           --      250,224       249,564       249,802
     Diluted /3                                         263,175     263,046           --      262,441       260,638       261,325

OPERATING MARGIN /4                                         31%         26%          19%          30%           27%           28%

EMPLOYEES                                                 7,045       6,868           3%        6,779         6,696         6,557
BILLABLE SHAREHOLDER ACCOUNTS (in millions)                17.4        17.0           2%         15.9          15.3          15.9

     /3 Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share".

     /4 Operating margin: Operating income divided by total operating revenues.


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts and number of shares in thousands)
                                                                                   PRELIMINARY
                                                                                 JUNE 30, 2005        SEPTEMBER 30, 2004
                                                                                 -------------        ------------------
ASSETS
Current assets                                                                      $4,285,148                $4,044,212
Banking/finance assets                                                                 905,538                   825,844
Non-current assets                                                                   3,337,877                 3,358,079
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $8,528,563                $8,228,135
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                                                   $886,689                  $921,115
Banking/finance liabilities                                                            752,800                   658,717
Non-current liabilities                                                              1,497,352                 1,465,430
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                    3,136,841                 3,045,262
Minority interest                                                                       90,184                    76,089
Total stockholders' equity                                                           5,301,538                 5,106,784
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $8,528,563                $8,228,135
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                                              251,388                   249,680
-------------------------------------------------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                                  30-JUN-05    31-MAR-05      % CHANGE    31-DEC-04     30-SEP-04    30-JUN-04
                                            --------------------------------------------------------------------------------
      EQUITY
                     Global/international         $168.0       $163.8            3%       $155.7        $132.9       $128.6
                     Domestic (U.S.)                74.5         72.3            3%         73.3          66.4         66.3
                                            --------------------------------------------------------------------------------
                     Total equity                  242.5        236.1            3%        229.0         199.3        194.9
                                            --------------------------------------------------------------------------------

      HYBRID                                        73.3         69.1            6%         66.4          59.0         55.9

      FIXED-INCOME
                     Tax-free                       53.5         51.9            3%         51.8          51.3         49.9
                     Taxable:
                        Domestic (U.S.)             32.8         32.2            2%         32.5          31.3         30.1
                     Global/international           17.6         16.8            5%         16.3          14.2         13.6
                                            --------------------------------------------------------------------------------
                     Total fixed-income            103.9        100.9            3%        100.6          96.8         93.6
                                            --------------------------------------------------------------------------------

      MONEY MARKET                                   5.7          6.0          (5%)          6.2           6.8          6.4

                                            --------------------------------------------------------------------------------
TOTAL ENDING ASSETS                                425.4       $412.1            3%       $402.2        $361.9       $350.8
                                            --------------------------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                      416.0       $407.4            2%       $381.0        $353.3       $347.8
                                            ================================================================================

ASSETS UNDER MANAGEMENT & FLOWS

(in billions)                                                               THREE MONTHS ENDED
                                                     30-JUN-05       31-MAR-05       % CHANGE      30-JUN-04       % CHANGE
                                                     ---------       ---------       --------      ---------       --------
BEGINNING ASSETS UNDER MANAGEMENT                       $412.1          $402.2             2%         $351.6           17%
     U.S. RETAIL ASSETS
         Beginning assets                               $250.8          $246.5             2%         $218.5           15%
         -----------------------------------------------------------------------------------------------------------------
         Sales                                            14.3            15.1           (5%)           11.0           30%
         Reinvested distributions                          1.6             0.8           100%            1.1           45%
         Redemptions                                     (9.6)           (9.1)             5%         (10.0)          (4%)
         Distributions                                   (2.2)           (1.3)            69%          (1.6)           38%
         Acquisitions                                       --             --             --             --            --
         (Depreciation)/appreciation                       5.4           (1.2)            N/A          (1.4)           N/A
         -----------------------------------------------------------------------------------------------------------------
         Ending assets                                  $260.3          $250.8             4%         $217.6           20%
         -----------------------------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
         Beginning assets                               $161.3          $155.7             4%         $133.1           21%
         -----------------------------------------------------------------------------------------------------------------
         Sales                                            15.4            17.8          (13%)           12.8           20%
         Reinvested distributions                          0.3             0.3             --            0.1          200%
         Redemptions                                    (12.4)          (12.3)             1%         (11.8)            5%
         Distributions                                   (0.3)           (0.2)            50%          (0.1)          200%
         Acquisitions                                       --             0.1         (100%)             --            --
         (Depreciation)/appreciation                       0.8           (0.1)            N/A          (0.9)           N/A
         -----------------------------------------------------------------------------------------------------------------
         Ending assets                                  $165.1          $161.3             2%         $133.2           24%
         -----------------------------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                          $425.4          $412.1             3%         $350.8           21%
TOTAL ASSETS UNDER MANAGEMENT
           BEGINNING ASSETS                             $412.1          $402.2             2%         $351.6           17%
           ----------------------------------------------------------------------------------------------------------------
           Sales                                          29.7            32.9          (10%)           23.8           25%
           Reinvested distributions                        1.9             1.1            73%            1.2           58%
           Redemptions                                  (22.0)          (21.4)             3%         (21.8)            1%
           Distributions                                 (2.4)           (1.5)            60%          (1.7)           41%
           Acquisitions                                     --             0.1         (100%)             --            --
           (Depreciation)/appreciation                     6.1           (1.3)            N/A          (2.3)           N/A
           ----------------------------------------------------------------------------------------------------------------
           ENDING ASSETS                                $425.4          $412.1             3%         $350.8           21%
           ----------------------------------------------------------------------------------------------------------------

     Note:   Institutional assets totaling approximately $33.5  billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at June 30, 2005 were approximately $134.3 billion, of which high net-worth assets comprised $10.6 billion.


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                                           30JUN-05     31-MAR-05     30-JUN-04
------------------                                                           --------     ---------     ---------
GLOBAL/INTERNATIONAL EQUITY
         Beginning assets                                                      $163.8        $155.7        $126.7
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                   10.8          15.2           8.8
         Reinvested distributions                                                 0.3           0.2           0.1
         Redemptions                                                            (7.1)         (8.4)         (6.3)
         Distributions                                                          (0.3)         (0.1)         (0.2)
         Acquisitions                                                              --           0.1            --
         Appreciation                                                             0.5           1.1         (0.5)
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                          168.0         163.8         128.6
         ---------------------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
         Beginning assets                                                        72.3          73.3          66.0
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    4.1           4.0           3.7
         Reinvested distributions                                                 0.4            --           0.2
         Redemptions                                                            (4.0)         (3.5)         (4.0)
         Distributions                                                          (0.4)            --         (0.2)
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                              2.1         (1.5)           0.6
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           74.5          72.3          66.3
         ---------------------------------------------------------------------------------------------------------
HYBRID
         Beginning assets                                                        69.1          66.4          54.1
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    4.3           5.3           3.1
         Reinvested distributions                                                 0.5           0.3           0.3
         Redemptions                                                            (1.6)         (1.9)         (1.2)
         Distributions                                                          (0.6)         (0.4)         (0.4)
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                              1.6         (0.6)            --
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           73.3          69.1          55.9
         ---------------------------------------------------------------------------------------------------------
TAX-FREE INCOME
         Beginning assets                                                        51.9          51.8          53.0
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    1.7           1.4           1.1
         Reinvested distributions                                                 0.3           0.3           0.3
         Redemptions                                                            (1.3)         (1.3)         (2.2)
         Distributions                                                          (0.6)         (0.6)         (0.6)
         Acquisitions                                                              --            --            --
         Appreciation                                                             1.5           0.3         (1.7)
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           53.5          51.9          49.9
         ---------------------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
         Beginning assets                                                        49.0          48.8          46.0
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    5.6           4.9           4.2
         Reinvested distributions                                                 0.4           0.3           0.3
         Redemptions                                                            (4.6)         (3.9)         (5.3)
         Distributions                                                          (0.4)         (0.4)         (0.3)
         Acquisitions                                                              --            --            --
         (Depreciation)/appreciation                                              0.4         (0.7)         (1.2)
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                           50.4          49.0          43.7
         ---------------------------------------------------------------------------------------------------------
MONEY MARKET
         Beginning assets                                                         6.0           6.2           5.8
         ---------------------------------------------------------------------------------------------------------
         Sales                                                                    3.2           2.1           2.9
         Reinvested distributions                                                  --            --            --
         Redemptions                                                            (3.4)         (2.4)         (2.8)
         Distributions                                                          (0.1)            --            --
         Acquisitions                                                              --            --            --
         Appreciation                                                              --           0.1           0.5
         ---------------------------------------------------------------------------------------------------------
         Ending assets                                                            5.7           6.0           6.4
         ---------------------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                                 $425.4        $412.1        $350.8

CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, July 28, 2005, Franklin Resources, Inc., [NYSE:BEN] will release its third fiscal quarter 2005 financial results. Greg Johnson, president and CEO of Franklin Resources, Inc., and Jim Baio, senior vice president and chief financial officer, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or
(706) 645-0197 internationally.
     A replay of the call will be archived on franklintempleton.com through August 11, 2005. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #7748713, after 5:30 p.m. Eastern Time on July 28, 2005, through 11:59 p.m. Eastern Time on August 11, 2005.
     Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $425 billion in assets under management as of June 30, 2005. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.



SUPPLEMENTAL INFORMATION


INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, FOR ANY U.S. FRANKLIN TEMPLETON FUND, INVESTORS SHOULD TALK TO THEIR FINANCIAL ADVISORS OR CALL FRANKLIN TEMPLETON DISTRIBUTORS, INC. AT 1-800/DIAL BEN(R) (1-800/342-5236). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. MORNINGSTAR ratings and LIPPER rankings for Franklin Templeton U.S. based funds are based on Class A shares, with the exception of LIPPER rankings for Mutual Series funds (other than Mutual Recovery), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges or Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 5/31/05 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.
3. LIPPER calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 143 peer groups of U.S. retail mutual funds, and the groups vary in size from 4 to 939 funds. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
4. Source: LIPPER(R) Inc., 6/30/05. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 53, 44, 51 and 41 funds ranked in the top quartile and 16, 24, 22 and 17 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
5. Source: LIPPER(R) Inc., 6/30/05. Of the eligible Franklin Templeton non-money market fixed income funds tracked by LIPPER, 33, 35, 32 and 28 funds ranked in the top quartile and 8, 5, 8 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
6. Source: LIPPER(R) Inc., 6/30/05. Of the eligible Franklin Templeton equity funds tracked by LIPPER, 20, 9, 19 and 13 funds ranked in the top quartile and 8, 19, 14 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
7. Source: LIPPER(R) Inc., 6/30/05. Of the eligible Mutual Series funds tracked by LIPPER, 7, 3, 6 and 4 funds ranked in the top quartile and 0, 3, 0 and 0 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.

8. Source: LIPPER(R) Inc., 6/30/05. Franklin Income Fund Class A ranked 19 in a universe of 237 funds in LIPPER'S "Income Funds" group for the one-year period, 2 of 150 for the three-year period, 2 of 93 for the five-year period and 4 of 25 for the 10-year period.
9. Source: LIPPER(R) Inc., 6/30/05. Templeton Growth Fund Class A ranked 2 in a universe of 21 funds in LIPPER'S "Global Large-Cap Value Funds" group for the one-year period, 6 of 21 for the three-year period, 2 of 16 for the five-year period and 1 of 4 for the 10-year period.
10. Source: LIPPER(R) Inc., 6/30/05. Mutual Shares Fund Class Z ranked 111 in a universe of 467 funds in LIPPER'S "Multi-Cap Value Funds" group for the one-year period, 113 of 361 for the three-year period, 45 of 237 for the five-year period, and 15 of 89 for the 10-year period.
11. Source: LIPPER(R) Inc., 6/30/05. Mutual Discovery Fund Class Z ranked 3 in a universe of 49 funds in LIPPER'S "Global Multi-Cap Value Funds" group for the one-year period, 18 of 44 for the three-year period, 4 of 27 for the five-year period and 1 of 12 for the 10-year period.
12. Source: LIPPER(R) Inc., 6/30/05. Templeton Global Bond Fund Class A ranked 12 in a universe of 93 funds in LIPPER'S "Global Income Funds" group for the one-year period, 7 of 84 for the three-year period, 2 of 64 for the five-year period and 7 of 35 for the 10-year period.
13. Source: LIPPER(R) Inc., 6/30/05. Templeton World Fund Class A ranked 10 in a universe of 61 funds in LIPPER'S "Global Multi-Cap Core Funds" group for the one-year period, 18 of 50 for the three-year period, 4 of 37 for the five-year period and 2 of 11 for the 10-year period.
14. Source: LIPPER(R) Inc., 6/30/05. Franklin Federal Tax-Free Income Fund Class A ranked 26 in a universe of 281 funds in LIPPER'S "General Municipal Debt Funds" group for the one-year period, 30 of 257 for the three-year period, 57 of 225 for the five-year period and 30 of 146 for the 10-year period.
15. Source: LIPPER(R) Inc., 6/30/05. Franklin High-Yield Tax-Free Income Fund Class A ranked 15 in a universe of 78 funds in LIPPER'S "High Yield Municipal Debt Funds" group for the one-year period, 18 of 71 for the three-year period, 20 of 67 for the five-year period and 7 of 32 for the 10-year period.
16. Source: LIPPER(R) Inc., 6/30/05. A LIPPER LEADER DISTINCTION DOES NOT IMPLY THAT A FUND NAMED AS A LIPPER LEADER HAD THE BEST PERFORMANCE IN ITS CATEGORY. LIPPER Leaders Awards are based on Class A shares. LIPPER ratings for Consistent Return reflect funds' historical risk-adjusted returns, adjusted for volatility, relative to peers. LIPPER ratings for Total Return reflect funds' historical total return performance relative to peers. LIPPER ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named LIPPER Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. LIPPER ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. THE LIPPER RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE CONSISTENT RETURN, TOTAL RETURN, PRESERVATION AND TAX-EFFICIENCY METRICS OVER THREE-, FIVE- AND 10-YEAR PERIODS (IF APPLICABLE). 20% of funds in each peer group are named LIPPER Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4 and the lowest 20% are scored 5. Bracketed information represents the number of funds in each category. Not Available indicates that there were not enough funds in a category to constitute a class. FRANKLIN INCOME FUND, in LIPPER'S Income classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: LIPPER Leader [140], LIPPER Leader [93], LIPPER Leader [25]; Preservation (in Mixed Equity asset class): 2 [1008], LIPPER Leader [764], LIPPER Leader [335]; Consistent
     Return: LIPPER Leader [150], LIPPER Leader [93], 2 [19]. TEMPLETON GROWTH FUND, in LIPPER'S Global Large-Cap Value classification, received the following ratings for the three-, five- and 10-year periods respectively:
     Preservation (in Equity asset class): 2 [7708], LIPPER Leader [5624], LIPPER Leader [1888]; FRANKLIN FEDERAL TAX-FREE INCOME FUND, in LIPPER'S General Municipal Debt classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: LIPPER Leader [29], 2 [26], LIPPER Leader [144]; Consistent Return: LIPPER Leader [250], 2 [217], 2 [102]; MUTUAL SHARES FUND, in LIPPER'S Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class):
     LIPPER Leader [7708], LIPPER Leader [5624], Not Available [Not Available]; FRANKLIN HIGH-YIELD TAX-FREE INCOME FUND, in LIPPER'S High Yield Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Fixed Income asset class): LIPPER Leader [3960], LIPPER Leader [3362], LIPPER Leader [2061];
     MUTUAL DISCOVERY FUND, in LIPPER'S Global Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Consistent Return: LIPPER Leader [44], 2 [26], Not Available [Not Available]; Preservation (in Equity asset class):
     LIPPER Leader [7708], LIPPER Leader [5624], Not Available [Not Available]; TEMPLETON WORLD FUND, in LIPPER'S Global Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: 2 [49], LIPPER Leader [37], LIPPER Leader [11]; Consistent Return: LIPPER Leader [46], LIPPER Leader [34], 2 [6]; TEMPLETON GLOBAL BOND FUND, in LIPPER'S Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: LIPPER Leader [83], LIPPER Leader [63], LIPPER Leader [35]; Consistent Return: LIPPER Leader [84], LIPPER Leader [61], LIPPER Leader [28]. LIPPER ratings are not intended to predict future results, and LIPPER does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. LIPPER Leader Copyright 2003, Reuters, All Rights Reserved.
17. Source: [MORNINGSTAR](C) 6/30/05. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) THE OVERALL MORNINGSTAR RATING FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS THREE-, FIVE- AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING METRICS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 243; 163; 63 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 6/30/05, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: FRANKLIN INCOME FUND 5, 5, 5. The following fund was rated against 293; 218; 80 World Stock funds for the respective three-, five- and 10-year periods ended 6/30/05, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: TEMPLETON GROWTH FUND 3, 4, 4. The following fund was rated against 245; 219; 149 Muni National Long funds for the respective three-, five- and 10-year periods ended 6/30/05, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: FRANKLIN FEDERAL TAX-FREE INCOME FUND 3, 4, 4. The following fund was rated against 828; 576 Large Value funds for the respective three- and five-year periods ended 6/30/05, as applicable. For the three- and five-year periods ended 6/30/05, the MORNINGSTAR ratings were: MUTUAL SHARES FUND 4, 4. The following fund was rated against 293; 218; 80 World Stock funds for the respective three-, five- and 10-year periods ended 6/30/05, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: TEMPLETON WORLD FUND 3, 4, 4. The following fund was rated against 123; 103; 53 World Bond funds for the respective three-, five- and 10-year periods, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: TEMPLETON GLOBAL BOND FUND 4, 4, 4. The following fund was rated against 293; 218 World Stock funds for the respective three- and five-year periods, as applicable. For the three- and five-year periods ended 6/30/05, the MORNINGSTAR ratings were: MUTUAL DISCOVERY FUND 4, 5. The following fund was rated against 75; 71; 35 High Yield Muni funds for the respective three-, five- and 10-year periods, as applicable. For the three-, five- and 10-year periods ended 6/30/05, the MORNINGSTAR ratings were: FRANKLIN HIGH-YIELD TAX-FREE INCOME FUND 3, 3, 4.


FORWARD-LOOKING STATEMENTS

Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and Franklin's Form 10-Q filings.

     * Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.
     * Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
     * The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
     * Our increasing focus on international markets as a source of investments and sales of investment products subject us to increased exchange rate and other risks in connection with earnings and income generated overseas.
     * Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
     * We could suffer losses in earnings or revenue if our reputation is harmed.
     * Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
     * We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
     * Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
     * Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
     * Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.
     * Our revenues, earnings and income could be adversely affected if the terms of our investment management agreements are significantly altered or these agreements are terminated by the funds we advise.
     * Diverse and strong competition limits the interest rates that we can charge on consumer loans.
     *    We are subject to extensive regulation domestically and abroad.
     * Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.
     * Civil litigation arising out of or relating to recently settled governmental investigations or other matters as well as the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.
     * We depend on key personnel and our financial performance could be negatively affected by the loss of their services.



                                      # # #